UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 25, 2006

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 25, 2006, Acusphere, Inc. (the “Company”) issued a press release announcing that it trained all of the echo blinded readers in the second of its two Phase 3 clinical trials for the Company’s lead product candidate Imagify™ (formerly known as AI-700), the RAMP-2 (Real-time Assessment of Myocardial Perfusion-2) trial. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

This Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Update on AI-700 Clinical Program

On October 25, 2006, the Company announced it has trained all of the echo blinded readers in the RAMP-2 trial to increase their sensitivity, the ability to detect coronary heart disease, in stress echo images enhanced by its lead product candidate, Imagify™ (formerly known as AI-700).  The Company intends to have the newly trained RAMP-2 echo blinded readers read all 457 Imagify images. As a result, the Company anticipates that additional time may be required to complete this expanded process. The Company currently expects that the results from RAMP-2 will be publicly available in the second quarter of 2007, and that the NDA submission for Imagify will occur in the second half of 2007. No additional patients are expected to be enrolled in the RAMP-2 study.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this current report, including statements relating to the ability of echo blinded readers to read at higher levels of sensitivity, and statements relating to the timing and success of RAMP-2 results and the timing of an NDA for Imagify, constitute forward-looking statements which involve risks and uncertainties. The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  There can be no assurance that the results of the RAMP-2 trial will be successful, even after the training efforts described in this current report.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses and existing capital obligations, uncertainties associated with research, development, testing and related regulatory approvals, including uncertainties regarding the ultimate outcome of Acusphere’s Phase 3 clinical trials for Imagify™ and uncertainties regarding the number of patients required to complete the Phase 3 clinical trials, future capital needs and uncertainty of additional financing, uncertainties regarding the cost, timing and ultimate success of the qualification of the Company’s commercial manufacturing facility in accordance with applicable regulatory requirements, complex manufacturing, high quality requirements, lack of commercial manufacturing experience, dependence on third-party manufacturers, suppliers and collaborators, competition, uncertainties associated with intellectual property, loss of key personnel, technological change and government regulation, and other risks and challenges detailed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q  for the quarter ended June 30, 2006. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this current report. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this current report or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated October 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: October 25, 2006	By:	/s/ John F. Thero
Name: John F. Thero
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 25, 2006